Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities

Note 13 Derivative Instruments and Hedging Activities

Undesignated Interest Rate Cap

During 2017, we entered into interest rate caps to mitigate the risk of interest rate increases on our floating rate Senior Secured Credit Facilities with a notional value of $2.4 billion. The fair value, included in “Other assets” on the consolidated balance sheet of the derivative as of December 31, 2016 and 2017 was zero and $22.3 million, respectively.

Put Option Embedded Derivative Instrument

The 2022 ICF Notes contain a contingent put option clause within the host contract, which affords the holders of the notes the option to require us to repurchase such notes at 101% of their principal amount in the event of a change of control, as defined in the indenture governing the notes. We concluded that the contingent put option required bifurcation in accordance with FASB ASC 815, and have recorded the embedded derivative at fair value on the consolidated balance sheet in “Other long-term liabilities.” We estimated the fair value of the put option derivative using a valuation technique which reflects the estimated date and probability of a change of control, the fair value of the 2022 ICF Notes, and a credit valuation adjustment reflecting our credit spreads. The fair value of the embedded derivative was $1.5 million as of December 31, 2016 and $0.7 million as of December 31, 2017.

Preferred Stock Warrant

During 2017, we were issued a warrant to purchase Series E preferred shares of a cost method investment we entered into. We concluded that the warrant is a free standing derivative in accordance with FASB ASC 815. The fair value of the derivative, included in “Other assets” on the consolidated balance sheet as of December 31, 2016 and 2017 was zero and $4.1 million, respectively.

The following table sets forth the fair value of our derivatives by category (in thousands):

Derivatives not designated as hedging instruments	Balance Sheets Location	December 31, 2016	December 31, 2017
Undesignated interest rate cap	Other assets	$—	$22,336
Preferred stock warrant	Other assets	—	4,100
Put option embedded derivative	Other long-term liabilities	1,496	658

Total derivatives		$1,496	$27,094

The following table sets forth the effect of the derivative instruments, included in interest expense, net in our consolidated statements of operations (in thousands):

Derivatives not designated as hedging instruments	Presentation in Statements of Operations	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2017
Undesignated interest rate cap	Included in interest expense, net	$—	$—	$1,006
Undesignated interest rate swaps	Included in interest expense, net	3,483	—	—
Put option embedded derivative	Included in other expense, net	—	—	732
Preferred stock warrant	Included in other expense, net	—	—	—

Total loss on derivative financial instruments		$3,483	$—	$1,738